                                POWER OF ATTORNEY

      The  undersigned  hereby  constitutes  and appoints  Stephen E. Dowd,  the undersigned's true and lawful attorney-in-fact, to:

      (1)   prepare,  execute in the undersigned's name and on the undersigned's behalf,  and submit to the U.S.  Securities and Exchange  Commission
            (the "SEC") a Form ID, including  amendments thereto,  and any other documents  necessary or  appropriate  to obtain codes and  passwords enabling the undersigned to make electronic  filings with the SEC of reports required by Section 16(a) of the Securities  Exchange Act of
            1934 or any rule or regulation of the SEC;

      (2)   execute for and on behalf of the undersigned,  in the  undersigned's capacity as a director  and/or  officer of CMS  Bancorp,  Inc.  (the
            "Company"),  Forms 3, 4, and 5 in  accordance  with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

      (3)   do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
            Form 3, 4, or 5,  complete and execute any  amendment or  amendments thereto,  and  timely  file  such  form  with the SEC and any  stock exchange or similar authority; and

      (4)   take any other action of any type  whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney  shall be in such form and shall  contain such terms and
            conditions   as   such   attorney-in-fact   may   approve   in  such
            attorney-in-fact's discretion.

      The  undersigned  hereby  grants to such  attorney-in-fact  full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company  assuming,  any of the undersigned's  responsibilities  to comply with Section 16 of the Securities Exchange Act of 1934.

      This Power of  Attorney  shall  remain in full force and effect  until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorney-in-fact.

      IN WITNESS  WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 27th day of October, 2011.

                                        /s/ Mauro C. Romita
                                        ----------------------------------------
                                        Name: Mauro C. Romita